Deposits - Schedule of Maturities of Time Deposits (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Time Deposits, Fiscal Year Maturity [Abstract]
2017	$ 15,216
2018	4,540
2019	588
2020	379
Total	$ 20,723	$ 22,614